UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2014

SWISHER HYGIENE INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646

(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400	28210
Charlotte, North Carolina

(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this report on Form 8-K is hereby incorporated in Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 29, 2014, Swisher Hygiene Inc. (“Swisher”) entered into a $20.0 million revolving credit facility, through the execution of a Loan and Security Agreement, by and among Swisher, as Guarantor, Sanolite Corporation, Service Michigan, LLC, Service Tampa, LLC, Swisher Hygiene Franchise Corp., Swisher Hygiene USA Operations, Inc., SWSH Arizona MFG., Inc., SWSH Daley MFG., Inc., SWSH Mount Hood MFG., Inc. and Swisher International, Inc., each a subsidiary of Swisher and collectively, as Borrower, and Siena Lending Group LLC, as Lender (the “Credit Facility”).

Interest on borrowings under the Credit Facility will accrue at the Base Rate plus 2.00%.  Base Rate is defined as the greater of (1) the Prime Rate, (2) the Federal Funds Rate plus 0.50%, or (3) 3.25%.  Interest will be payable monthly and the Credit Facility matures on August 29, 2017.

Borrowings and availability under the Credit Facility are subject to a borrowing base and limitations, and compliance with other terms specified in the agreement.  Borrowings under the Credit Facility are secured by a first priority lien on certain of Swisher’s and its subsidiaries’ assets.

The Credit Facility contains certain customary representations and warranties, and certain customary covenants on Swisher’s ability to, among other things, incur additional indebtedness, create liens or other encumbrances, sell or otherwise dispose of assets, and merge or consolidate with other entities or enter into a change of control transaction. The Credit Facility contains various events of default.

The foregoing description of the material terms of the Credit Facility is qualified by reference to the terms of the Loan and Security Agreement filed with this report as Exhibit 10.1 and is incorporated in this report by reference.

On September 2, 2014, Swisher issued a press release announcing the Credit Facility. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated in this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1
Loan and Security Agreement by and among Swisher Hygiene Inc., as Guarantor, the Borrowers listed thereto and Siena Lending Group LLC, as Lender, dated August 29, 2014. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

99.1	Press release of Swisher Hygiene Inc. dated September 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2014	SWISHER HYGIENE INC.
	By:	/s/ William T. Nanovsky
William T. Nanovsky
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
Loan and Security Agreement by and among Swisher Hygiene Inc., as Guarantor, the Borrowers listed thereto and Siena Lending Group LLC, as Lender, dated August 29, 2014. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)

99.1	Press release of Swisher Hygiene Inc. dated September 2, 2014.